Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for the Three Months Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

(in thousands)	Mar 28,	Mar 28,
	2010	2009

Chicken Sales:
United States
Prepared Foods:
Foodservice	$436,291	$443,530
Retail	$126,123	$113,399
Total Prepared Foods	$562,415	$556,929

Fresh Chicken:
Foodservice	$438,405	$543,623
Retail	$248,476	$247,022
Total Fresh Chicken	$686,880	$790,646
Export and Other
Export:
Prepared Foods	$16,683	$20,471
Chicken	$87,499	$103,970
Total Export (d)	$104,183	$124,441
Other Chicken By Products	$3,541	$4,277
Total Export and Other	$107,723	$128,718
Total U.S. Chicken	$1,357,018	$1,476,293

Mexico:	$138,918	$99,874
Total Chicken Sales	$1,495,936	$1,576,167

Total Prepared Foods	$579,098	$577,400

Sale of Other Products
U.S.	$138,595	$114,774
Mexico	$8,387	$7,161
Total Other Products	$146,982	$121,935
Total Net Sales	$1,642,918	$1,698,102

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	32.2%	30.1%
Retail	9.3%	7.7%
Total Prepared Foods	41.5%	37.8%

Fresh Chicken:
Foodservice	32.3%	36.8%
Retail	18.3%	16.7%
Total Fresh Chicken	50.6%	53.5%
Export and Other
Export:
Prepared Foods	1.2%	1.4%
Chicken	6.4%	7.0%
Total Export	7.6%	8.4%
Other Chicken By Products	0.3%	0.3%
Total Export and Other(d)	7.9%	8.7%
Total U.S. Chicken	100.0%	100.0%

Pilgrim's Pride Corporation
Selected Financial Data
for the Three Months Ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	03/28/10	03/28/09
(in thousands except per share data)
Income Statement Data:
Net sales	$1,642,918	$1,698,102
Non-recurring recoveries	-	-
Asset impairment and restructuring expense	-	-
Gross margin	52,019	78,743
Goodwill Impairment	-	-
Selling, general and administrative expenses	48,601	58,898
Turkey restructuring and related costs	35,819	(435)
Operating income (loss)	(32,401)	20,280
Interest expense, net	27,873	43,620
Miscellaneous, net	(2,325)	(1,876)
Loss on early extinguishment of debt	-	-
Income (loss) before restructuring & income taxes from continuing operations	(57,949)	(21,464)
Restructuring items, net	20,719	35,355
Income tax expense (benefit)	(33,304)	2,347
Income (loss) from continuing operations	(45,364)	(59,166)
Extraordinary charge - net of tax	-	-
Income(loss) from operation of discontinued business, net of tax	-	25
Gain on sale of discontinued business, net of tax	-	-
Net income (loss) attributable to noncontrolling interest	183	(376)
Net income (loss)	$(45,547)	$(58,765)

Per Common Share Data: (g)
Income (loss) from continuing operations	$(0.21)	$(0.79)
Extraordinary charge - early repayment of debt	-	-
Income(loss) from operation of discontinued business, net of tax	-	-
Gain on sale of discontinued business, net of tax	-	-
Net Income (loss)	$(0.21)	$(0.79)
Cash dividends	$-	$-
Book value	$4.44	$0.87

Balance Sheet Summary:
Working capital	$538,271	$713,466
Total assets	$2,887,937	$3,165,409
Notes payable and current maturities of long-term debt	$50,347	$89,792
Long-term debt, less current maturities	$1,145,755	$38,950
Total debt	$1,196,102	$2,155,248
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$950,626	$65,026

Cash Flow Summary:
Operating cash flow	$(4,755)	$(12,422)
Depreciation & amortization (b)	$57,767	$60,513
Capital expenditures	$30,890	$19,331
Business acquisitions	$-	$-
Financing activities, net	$(152,646)	$38,939

Cashflow Ratios:
EBITDA (b)	$3,009	$45,946
EBITDA (last four qtrs.)	$332,520	$(880,933)

Key Indicators (as a percentage of net sales):
Gross margin	3.2%	4.6%
Selling, general and administrative expenses	3.0%	3.5%
Opertaing income (loss)	-2.0%	1.2%
Interest expense, net	1.7%	2.6%
Net income (loss)	-2.8%	-3.5%

(a) Includes amortization of capitalized financing costs of approximately	$ 3,780	$ 1,769

(b) “EBITDA” is defined as the sum of income (loss) from continuing operations plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is defined as the sum of EBITDA plus restructuring charges and reorganization items. EBITDA is presented because it is used by us and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA from continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Net Income from continuing operations	$(45,547)	$(58,765)
Add:
Income Tax Expense (benefit)	(33,304)	2,347
Interest expense, net	27,873	43,620
Depreciation and amortization from continued operations	57,767	60,513
Minus:
Amortization of capitalized financing costs	3,780	1,769
EBITDA	$3,009	$45,946
Add:
Restructuring charges, net	$35,819	$(435)
Reorganization items, net	$20,719	$35,252
Adjusted EBITDA	$59,547	$80,763

Pilgrim's Pride Corporation
Sales Segments
for Three Months Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

(in thousands)	3/28/2010	3/28/2009
Net Sales to Customers:
Chicken:
United States	$1,357,019	$1,476,292
Mexico	138,917	109,066
Sub-total	1,495,936	1,585,358

Other Products:
United States	132,500	105,583
Mexico	8,387	7,161
Sub-total	146,982	112,744
Total	$1,642,918	$1,698,102

Operating Income:
Chicken:
United States	$(19,269)	$10,929
Mexico	10,636	11,804
Sub-total	(8,633)	22,733

Other Products:
United States	10,905	(4,739)
Mexico	1,146	1,851
Sub-total	12,051	(2,888)
Non-recurring recoveries	-	-
Asset Impairment	-	-
Restructuring Items, net	35,819	435
Total	$(32,401)	$20,280

Depreciation and Amortization: (a)
Chicken:
United States	$51,559	$54,349
Mexico	2,254	2,387
Sub-total	53,593	56,736

Other Products:
United States	4,118	3,722
Mexico	56	55
Sub-total	4,174	3,777
Total	$57,767	$60,513

Total Assets:
Chicken:
United States	$2,360,558	$2,636,511
Mexico	363,320	333,767
Sub-total	2,723,878	2,970,278

Other Products:
United States	160,682	191,488
Mexico	3,377	3,643
Sub-total	164,059	195,131
Total	$2,887,937	$3,165,409

Capital Expenditures:
Chicken:
United States	$30,533	$7,162
Mexico	11	1,754
Sub-total	30,544	8,916

Other Products:
United States	346	10,415
Mexico	-	-
Sub-total	346	10,415
Total	$30,890	$19,331

(a) Includes amortization of capitalized financing costs of approximately	$ 3,870	$ 1,769